2015 ANNUAL SHAREHOLDER MEETING cap.tif

Certain statements in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements that address future operating performance, the economy, events or developments that management expects or anticipates will or may occur in the future, including statements related to distributor channels, volume growth, revenues, profitability, new products, adequacy of funds from operations, cash flows and financing, and our ability to continue as a going concern. Words such as “aim,” “believe,” “expect,” “intend,” “anticipate,” “estimate,” “may,” “will,” “can,” “plan,” “predict,” “could,” “future,” variations of such words, and similar expressions identify forward-looking statements, but are not the exclusive means of identifying such statements and their absence does not mean that the statement is not forward-looking. Forward-looking statements are based on the opinions and estimates of management based on current information and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements as a result of various important factors, including factors described in Jones Soda's current and periodic reports filed with the Securities and Exchange Commission, including its most recent annual report on Form 10-K and quarterly reports on Form 10-Q filed in 2015. You are cautioned not to place undue reliance upon these forward-looking statements, which speak only as to the date of this presentation. Except as required by law, Jones Soda undertakes no obligation to update any forward-looking or other statements in this presentation, whether as a result of new information, future events or otherwise. Safe Harbor Language

Agenda 1.Review of Industry 2.Review of the Brand 3.Review of 2014 Results 4.2015 Sales Initiatives 5.2015 Marketing Initiatives 6.Q&A

REVIEW OF INDUSTRY

INDUSTRY FACTS Global Liquid Refreshment Beverages $1 Trillion Dollar Industry (130 Billion Cases) CSDs Other (RTD Tea & Coffee, Water, Juice, Sports Drinks, etc.) 39 Billion Cases Source: Beverage-Digest

•Innovation in sweeteners that allow for production of better tasting and naturally sweetened diet and low calorie beverages •Innovative packaging, new pack sizes •Consumers are more health conscious, but taste matters! Industry Response to CSD Declines -3.5% -3.0% -2.5% -2.0% -1.5% -1.0% -0.5% 0.0% 0.5% 1.0% 1.5% 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 U.S. CSD Industry Volume Changes INDUSTRY FACTS Source: Beverage-Digest

•CSD declines by only 0.9% in 2014 compared to decline of 3% in 2013 •Excluding diet, CSD volume was up 0.9% in 2014 •Larger players coming into the craft premium soda market •Fountain channel outperformed bottle/cans in 2014 CSD market •Energy drinks dominated by few, continue to show strong results •Health & Wellness continues to be an increasing trend •A very large industry that has room for niche players INDUSTRY CHARACTERISTICS  Source: Beverage-Digest

REVIEW OF OUR BRAND PORTFOLIO

Jones Soda •Made with cane sugar •Traditional flavors and unique colorful flavors that “pop” in the cold box •Eye -catching labels with ever-changing consumer submitted photos •Convenient resealable cap •Connects with the consumer like no other premium soda brand!

Jones Zilch Zero Calorie Soda •Same great Jones Soda taste •Zero calories, sweetened with Splenda •Three delicious, refreshing flavors

Jones Soda – 12 Ounce Cans 12oz Cans Clean.bmpRB_8pk_sm.jpgBerry Lemonade Can & Pack - Small.JPGCream Soda Can & Pack - Small.bmpStrawberry Lime Can & Pack.tif•Premium 12oz 8pk cans •Portable and convenient •Eye-catching consumer-submitted photos on cans

Jones Stripped •Made with naturally sourced flavors and sweeteners •Only 30 calories and 8 grams of sugar •Same great consumer-submitted photos on labels •Convenient resealable cap Stripped to the Bare Essentials

Jones Fountain •Officially launched in February 2015 •Provides for a cane sugar offering on fountain •Jones Cola, Jones Zero-Calorie Cola, Root Beer, Lemon Lime, Ginger Ale, Berry Lemonade, Green Apple •Co-branded with foodservice partners based on region and theme •Fountain equipment and cups designed with consumer-submitted photos jonescanesugarsoda_fountainJONES_SF_CUP

Brand and Company Strengths: •Solid national brand awareness after 19 years •Diversified portfolio of beverage products •Strong social media presence with nearly one million Facebook fans… and counting! •Innovative and exciting brand •Our consumers create our brand; photos on labels are our consumers photos •Strong distributor and retailer relationships The Strength of the Jones Soda Brand HQ.bmp

2014 FINANCIAL RESULTS

Key Financial Highlights From 2014 •Finalized the turnaround and set up the Company to focus on profitability and sales growth •Third and fourth quarter achieved case sale growth over comparable periods •Revenue stability under the reduced cost structure •Continuing to foster distributor relationships •Canadian dollar weakened significantly in the second half of 2014 into early 2015 •Negotiated out of expensive office lease and into a new headquarter location

Financial Summary for 2010-2014  $(10,000,000) $(5,000,000) $- $5,000,000  $10,000,000 $15,000,000  $20,000,000 2010 2011 2012 2013 2014 Revenue Operating Expenses Net (Loss)

Financial Data – Comparison of Years Ended 2014 - 2012 Year Ended December 31, 2014 Year Ended December 31, 2013 Year Ended December 31, 2012 Sales $13.6M $13.7M $16.4M Cases 1.0M 1.0M 1.2M Gross Profit Gross Margin % $3.0M 22.2% $3.3M 23.8% $4.5M 27.4% Operating Expenses $4.8M $5.1M $7.3M Operating loss ($1.5M) ($1.8M) ($2.8M) Net loss ($1.5M) ($1.9M) ($2.9M)

2015 INITIATIVES

Strategy Overview •DSD •Jones Stripped •Fountain •International •Online Business •New Brand •New Opportunities

DSD Focus in Canada Jones originated in Canada and continues to be a strong market and focus

DSD Focus in the US West Go Hawks!

DSD Focus in the Midwest U.S.A West Virginia Washington Oregon California Nevada Idaho Montana Wyoming Utah Colorado Kansas Oklahoma Missouri Arkansas Louisiana Mississippi Alabama Georgia Florida Tennessee Kentucky Virginia MD DE North Carolina South Carolina Texas New Mexico Arizona Nebraska Iowa South Dakota North Dakota Minnesota Wisconsin Michigan Illinois Indiana Ohio Pennsylvania NJ New York Maine MA CT VT NH RI “Made in Michigan” Bottles

Regain Presence in the Northeast New York City

Safeway Resets Single bottles in chilled beverage section Green Apple Single.jpgBerry Lemonade Single.JPGStrawberry Lime Single.JPG

Kroger Resets May 2015 Resets •First national listing to include broad Jones portfolio, with Jones Stripped high on shelf, pure cane sugar mid-shelf and 12oz cans on bottom shelf •Moving from 4 packs to single bottles •Flavors include Cream Soda, Green Apple, and Berry Lemonade, Jones Stripped Huckleberry and Jones Stripped Orange Mango

Costco San Diego Division •Third consecutive year for Variety Pack in the San Diego division of Costco in May 2015 •Featuring Cream Soda, Crushed Melon, Green Apple, and Grape

part1Costco Eastern Canada •Six flavor Variety Pack for 55 club stores in Eastern Canada •Unique custom pack offered to highest velocity location - Newfoundland Variety Pack and Newfoundland Kitchen Party Pack

stripped_mockup_CP.jpgstripped_mockup_HB.jpgNatural Channel Strategy

Jones Stripped Strategy Limited distribution in 2015 in select markets through natural channel and DSD hybrid http://upload.wikimedia.org/wikipedia/en/thumb/8/86/Kum_%26_Go_Logo.png/180px-Kum_%26_Go_Logo.pngWhole Foods Market logo.svgKeHEhttp://blogs.dallasobserver.com/unfairpark/HEB.jpghttp://ts4.mm.bing.net/th?id=HN.607988956648705779&w=205&h=165&c=7&rs=1&qlt=90&o=4&pid=1.7

Jones Stripped Test in Target Select Target stores testing Jones Stripped in 4 flavors starting mid-2015 NEW_STRIPPED_OM_CH_HB_LL_LINEUP_RGB_WEB.jpg

Jones Fountain •Cane sugar soda option for fountain •Nation’s Restaurant News ad in May 16th edition •Showcasing Jones Fountain at the National Restaurant Association tradeshow in Chicago, May 16-19th

International Update Continued focus in Costa Rica, Panama, Nicaragua Continued focus in Ireland and the UK  http://www.naturexp.com/CLIPPERPROGRAMS-8-30-05/Costa%20Rica-Panama/YKCP05_map.jpg

2015 MARKETING INITIATIVES

Labeling Changed in 2015 to Highlight Cane Sugar Soda http://www.jonessoda.com/media/catalog/product/cache/1/image/194x448/2091d5c437d0f7138d5a951d6205592d/b/e/berrylemondaesoda.jpgNew

2015 Caps for Gear Program Year-long consumer program to redeem bottle caps for prizes! 2015 Prizes: 15 Caps: Jones Soda hat 20 Caps: Jones Soda t-shirt 50 Caps: Zip up hoodie 60 Caps: Lib Tech skate deck 75 Caps: Kinivo Bluetooth speaker 100 Caps: Jones Soda backpack 150 Caps: Spy Sunglasses 300 Caps: Diamondback BMX 350 Caps: GoPro Hero4

Point of Sale •Shoppable displays •Statics •Neck hangers •Pole signs •IRC coupons •Price circle •On premise items – coasters and door statics AF829138-E705-4ADF-8AF6-8696388B6CDFAll new POS items highlighting Jones Soda made with cane sugar!

Jonesin’ for a FIAT Contest – 2015 Third Annual Partnership with FIAT USA •Photo contest June 1st through November 1st •Weekly prizes with Jones FIAT gear and myJones Stripped for FIAT 500 purchasers •Partnering in event activations 2015_JfaF_Fangate_R.jpg

Online Business •Continuing to build an online presence to sell our core product line on our website •Marketing campaign for the myJones business oTradeshows: Wedding, Event Planning, Networking, Gifts oMonthly specials email blasts Bridal Party Photos-82.jpg

Easter Flavors - 2015 EasterWebSlider2015.pngOffered at Cost Plus World Markets and Other Independent Retail Accounts EasterBottlesInstagram.pngEasterTweet.PNG

“Made In”, “Shot In”, “Snapped In” Programs Launching May 15th made in necker.jpg•Campaigns featuring photos sent in by consumers in each region •Eye-catching bottle neck hangers promote the campaign in each region •Expanding to new markets next year!

Back to School Limited Edition Peanut Butter & Jelly Flavor •Bringing back PB&J Limited Edition bottles for a second year in a row due to overwhelming positive consumer feedback •Online and retail promotions by the start of Back To School season, late summer to early fall PB&J Bottle.pngPBJ Front.jpg

Jones Soda Mobile App and Product Locator With nearly one million Facebook fans, the Jones Soda Product Locator and Mobile App help loyal fans find more Jones Soda and submit photos for label entries!

Young Audiences Young Audiences•Serving over 5 million children and youth each year; Young Audiences provides funding for public schools that have had arts education funding decreased or eliminated •With young Audiences, Jones has created a photo curriculum to teach kids about photography •Launched program in Oakland, CA, expanded to Ohio. 2015 goal is to expand and fund the curriculum from 2 cities to upwards of 5 to 10 Jones Soda partners with the nation’s largest arts in education learning network http://www.youngaudiences.org/sites/default/files/Photo%20copyright%20Dave%20Moser%203_2.jpghttp://www.youngaudiences.org/sites/default/files/styles/case_study_thumb/public/Cover2.JPG

THANK YOU FOR PARTICIPATING IN OUR 2015 ANNUAL SHAREHOLDER MEETING!

Q&A